AUXILIUM

Innovations for Life™

50 VALLEY STREAM PARKWAY
AUXILIUM

1 March 2011 (NASDAQ: AUXL) Exhibit 99.1

Safe Harbor Statement
We will make various remarks during this presentation that constitute “forward-looking statements” for purposes of the safe harbor provisions under The Private
Securities Litigation Reform Act of 1995, including statements regarding: the pricing, time to market, size of market, growth potential and therapeutic benefits of the Company’s products and product candidates, including those for the treatment of Peyronie’s disease and Frozen Shoulder syndrome; the size and development of the Dupuytren’s market in the U.S., the EU and the rest of the world; the potential for XIAFLEX to become the standard of care for Dupuytren’s contracture; the potential for XIAFLEX to be used in multiple indications and the success of efforts to advance any such new indications; the effect of the identified leading indicators on the success of the XIAFLEX launch and future net revenues; the ability to obtain reimbursement in the U.S. for XIAFLEX for the treatment of Dupuytren’s; the timing and potential effect on sales of new reimbursement codes for XIAFLEX and the effect of the reimbursement process on the success of the XIAFLEX launch; physicians and sites that are moving from test drive to increasing usage; the generation of cash through licensing of XIAFLEX in other territories and for new indications; the timing and likelihood of success of launch of XIAPEX for the treatment of Dupuytren’s contracture in the European
Union; future Testim market share, prescriptions and sales growth and factors that may drive such growth; size and growth potential of the testosterone replacement therapy market and the gel segment thereof and factors that may drive such growth; the likelihood of generic competition in the testosterone replacement therapy gel market; competitive developments affecting the Company’s products and product candidates, including generic competition in the testosterone replacement therapy market; the scope, timing, methodology, endpoints, safety, execution and results of the phase III studies for XIAFLEX for the treatment of Peyronie’s disease; the size of the Peyronie’s market and any increase in treatment for Peyronie’s; business development efforts and opportunities to build out the Company’s pipeline; the Company’s development and operational goals and strategic priorities for 2011, including building out its pipeline in specialty therapeutic areas; the ability to fund future operations; the opportunities and strategies to build shareholder value; the status, timing, potential counterclaims and appeals, potential outcomes, resulting consequence and costs of, and effects on our business from, the litigation with BioSpecifics
Technologies Corp.; the Company’s expected financial performance during 2011 and financial milestones that it may achieve for 2011, including 2011 XIAFLEX
U.S. net revenues and Pfizer royalty and contract revenues; and the likelihood or timing of the Company becoming profitable rapidly growing, profitable and sustainable biopharmaceutical company.  All remarks other than statements of historical facts made during this presentation, including but not limited to, statements regarding future expectations, plans and prospects for the Company, statements regarding forward-looking financial information and other statements containing the words “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to the Company, constitute forward-looking statements.  Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in Auxilium's Annual Report on Form 10-K for the year ended December 31, 2010 under the heading “Risk Factors,” which is on file with the Securities and Exchange Commission (the “SEC”) and may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at http://www.auxilium.com under the heading “For Investors - SEC Filings.”  There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements.  Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect.
Therefore, you should not rely on any such factors or forward-looking statements.  In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation.  The Company anticipates that subsequent events and developments will cause the Company’s assessments to change.  However, while the Company may elect to update these forward-looking statements at some point in the future, the
Company specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation.

Shareholder Value

AUXILIUM

Innovations for Life™

Our Vision Is to Become a Rapidly Growing,
Profitable and Sustainable Biopharmaceutical
Company
Maximize Value of
Testim and XIAFLEX
Deliver on
Current Pipeline
Build Out
Pipeline in
Specialty
Therapeutic
Areas

AUXILIUM
Innovations for Life™

AUXILIUM
Innovations for Life™

Pfizer

AUXILIUM
Innovations for Life™

paladin

FERRING
PHARMACEUTICALS

AUXILIUM
Innovations for Life™

4 XIAFLEX and Testim Are Global Product Opportunities U.S. Canada EU ROW Open Open Territory XIAFLEX Testim

$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Net Revenue (000's)
Q3 03
Q4 03
Q1 04
Q2 04
Q3 04
Q4 04
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Testim Net Revenue
XIAFLEX Net Revenue

AUXILIUM
Innovations for Life™

5 Auxilium Has a 6 Year Net Revenue CAGR of 40.2% 4Q10 XIAFLEX Net Revenues $8.4M (including $7.3M in U.S. revenues) 4Q10 Testim Net Revenues $53.4M, 13.3% y/y growth

XIAFLEX®

collagenase clostridium histolyticum

PARADIGM CHANGING TREATMENT

collagenase clostridium histolyticum
XIAFLEX
0.9 mg per vial
for injection
for intralesional use
Sterile Diluent

AUXILIUM

Innovations for Life™

6

• Excessive collagen in fascia of hand
• Nodules or pits are an early, active
presentation
• Rope-like cords develop in the finger
and result in contractures
• Quality of life and daily activities
affected
• Surgery has been reserved for
advanced disease due to the nature
of the disease, unpredictable results,
complications, long recovery time
and recurrence/additional surgeries
Dupuytren’s Contracture Is Debilitating for Patients
and Surgery Has Been the Standard of Care
Immediately post-operative
Intra-operative open fasciectomy
Pictures courtesy
of Dr. Clayton Peimer
pre-operative open fasciectomy

We Believe XIAFLEX Is a Paradigm
Changing Treatment
• Simple, non-invasive injection of XIAFLEX
• Established mechanism of action and selective for specific types of collagen
• XIAFLEX’s post-approval profile is consistent with clinical trial experience
Pre XIAFLEX injection 30 days following XIAFLEX
injection

Strategies for Establishing XIAFLEX as the
Standard of Care
• Disseminate excellent clinical efficacy and safety data
• Facilitate peer to peer dialogue
• Educate patients and health care providers on a non-
invasive option
• Smooth the reimbursement process
• Activate a critical mass of experienced prescribers

XIAFLEX Launch Strategy is Tailored to
Customer Needs
• ~ 6,000 target physicians
– Hand surgeons, plastic surgeons, orthopedic
surgeons, general surgeons, rheumatologists
• ~ 100 field based personnel
– Sales reps, sales managers, and reimbursement
specialists
• Medical science liaisons
– Key opinion leader and regional opinion leader
support

We Believe the U.S. Dupuytren’s Opportunity Is
Significant
70,000 Surgical
2,3,4
Patients Annually
300,000 Diagnosed
Patients Annually
2,3,4
>1 Million Diagnosed
Patients
2,4
1. Dupuytren’s Disease – Tubiana, LeClerq, Hurst, Badalamente, Mackin
2. SDI Claims Data Based Projections
3. Medicare Data Based Projections (BESS database used, Medicare 5% database also used to validate numbers)
4. Auxilium Research   (Patient Segmentation, Forecast Research, WK/AMA Databases)
Sources:
$350 Million
Market
Opportunity
$1 Billion
Annual Market
Opportunity
>$3 Billion Market
Opportunity

12 Launch Update Through February 2011

PHYSICIAN ENROLLMENTS
SITES ENROLLED
UNIQUE SITES ORDERING
3000
2500
2000
1500
1000
500
0
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan '11
Feb
597
1131
1420
1628
1747
1854
1994
2097
2202
2306
2400
2511
393
751
951
1111
1210
1300
1423
1510
1614
1695
1760
1848
15
58
134
235
334
420
500
577
672
775
844
904

AUXILIUM

Innovations for Life™

13 Leading Indicators Trending Positively - Unique sites that have ordered XIAFLEX

2500
2000
1500
1000
500
0
53
632
1464
2356
1Q10
2Q10
3Q10
4Q10

AUXILIUM

Innovations for Life℠

14 Quarterly XIAFLEX Unit Sales Growth Increased Steadily in 2010

Number of Sites
450
400
350
300
250
200
150
100
50
0
1-2 Injections
3-10 Injections
11+ Injections
Feb (904 Sites)
Jan '11 (844 Sites)
Dec (775 Sites)
Nov (672 Sites)
Oct (577 Sites)
Sep (500 Sites)
Aug (420 Sites)
265
295
322
346
387
397
411
127
165
198
251
287
324
346
15
40
57
75
101
123
147

AUXILIUM
Innovations for Life™

Sites Continue to Move from Test Drive to Increasing Usage Injections per Site 15

We Expect the Global Dupuytren’s Market to
Develop in 2011 and 2012
U.S.
• XIAFLEX specific J-code J0775 effective Jan. 1
• U.S. CPT code guidance expected for Jan. 2012
• Additional phase IV clinical trials
• Increasing peer to peer dialogue programs for U.S.
physicians
• Targeted U.S. patient education campaign planned
ROW
• Pfizer begins launch of XIAPEX® in EU in 2011

NDC 66887-001-05
Testim™ 1% CIII
(testosterone gel)
Contains 50 mg testosterone per 5 g tube.
Rx Only

AUXILIUM

Innovations for Life℠

Testim ® 1% Testosterone Gel
• Indicated for testosterone replacement therapy in adult
males for hypogonadism
• Launched in U.S. in 2003 and EU in 2006
• >7 yrs of use with established safety and efficacy
> ~100M daily doses since launch
> 16 clinical studies involving approx. 1,800 patients
• Applied once daily at 5-10mg
> 90% stay on starting dose of 5mg (one tube)
> Simple application process

Hypogonadism Is an Unmet Need and
Under-penetrated Market
• 39% of U.S. males over 45 yrs are
hypogonadal
1
>Less than 10% of affected population
receives treatment
• Increasing physician and patient education
and awareness should result in increased
treatment
1
Mulligan T. et al.
Int J. Clin Pract
2006

Gels Continue to Drive Significant Growth in
TRT Marketplace
Source: IMS data
$35
$117
$198
$281
$334
$371
$439
$545
$685
$892
$1,149
$49 $59
$77
$118
$210
$302
$390
$451
$483
$554
$663
$810
$1,041
0
200
400
600
800
1,000
1,200
1,400
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Gel Patch Oral Injectables
($ in millions)
Gel Segment Growth ($)
Dec 2010 L12M:
28.8%
$1,329

Testosterone Replacement Therapy Landscape
is Changing
• New competition in 2011 should help
increase overall market
– Axiron 2% solution
– Fortesta 2% gel
– Androgel 1.6% gel seeking approval
• Expected further increase in physician and
patient education and awareness

Delivering on Current Pipeline
PRODUCT LATE RESEARCH      PRE-CLINICAL           PHASE I           PHASE II           PHASE III              MARKET
TESTIM® GEL
XIAFLEX®
XIAFLEX®
XIAFLEX®
Hypogonadism
Dupuytren’s contracture
Peyronie’s disease
Frozen Shoulder Syndrome

Buck's fascia
Tunica albuginea
Corpus cavernosum
Corpus spongiosum
A
Fibrous plaque
Buck's fascia
Tunica albuginea
Corpus cavernosum
Corpus spongiosum
B
Corpus cavernosum
Fibrous plaque
C
Corpus spongiosum

AUXILIUM
Innovations for Life℠

1
Smith BH. Am J Clin Pathol. 1966;45:670-678.
2
Somers KD, Dawson DM. J Urol. 1997;157:311-315.
• Scarring phenomenon affecting the
tunica albuginea
1
• Plaques show excessive collagen deposition
2
• Potential Symptoms
> Pain with erection, penile curvature/
deviation, penile shortening, indentations,
and/or erectile dysfunction
> May experience difficulty with sexual
intercourse, loss of self-esteem,
and depression
Peyronie’s disease Is a Devastating Disorder
with No Approved Therapies

1
Bella  A. Peyronie’s Disease J Sex Med 2007;4:1527–1538
2
Lue TF, et al. Summary of the recommendations on sexual dysfunctions in men. J Sex Med 2004;1:6–23.
3
Mulhall JP, et al. Subjective and objective analysis of the prevalence of Peyronie’s disease in a population of men presenting for prostate cancer screening. J Urol 2004;171:2350–3.
4
Smith BH. Am J Clin
Pathol.
1966;45:670-678.
5
Lindsay MB, J Urol. 1991;146:1007-1009.
6
Nyberg L, J Urol.128: 48, 1982
• Prevalence of Peyronie’s disease is estimated to be approximately
5% in adult men 1,2,3
> Actual prevalence may be higher, based on autopsies 4
• Prevalence rate increases with age
> The average age of disease onset is 53 years 5
• High association with other diseases such as:
> Diabetes, erectile dysfunction (ED), Dupuytren’s contracture, plantar fascial contracture, tympanosclerosis, gout, and Paget’s disease 6
We believe Peyronie’s Disease Is Under-
diagnosed and Under-treated

Peyronie’s Disease Phase III Development
Program
Study Type
~ #
Subjects
Sites
XIAFLEX:
Placebo
Duration
AUX-CC-803
Double-blind,
placebo controlled
300
~ 30 US
5 AUS
2:1 52 Wks
AUX-CC-804
Double-blind,
placebo controlled
300
~ 30 US
5 AUS
2:1 52 Wks
AUX-CC-802
Open Label 250
12 US
6 NZ
18 EU
N/A 36 Wks
AUX-CC-805
Pharmacokinetics
16 1 US N/A 4 Wks
XIAFLEX 0.58 mg
Two injections per treatment cycle
24 to 72 hours between injections
Penile plaque modeling following each cycle
Up to 4 cycles at 6 week intervals
Co-primary endpoints of disease bother and penile curvature

We Believe Changes to the Phase IIb Trial Design
Should Increase the Chance of Success in Phase III
• 4 cycles of therapy in the phase III trial
• All patients receive modeling in the phase III trial
• All patients must have greater than 12 months of
disease since diagnosis to enter the phase III trial
Mean net improvements in phase IIb penile
curvature and bother domain for modeling
arm would have met statistical significance
using phase III co-primary endpoint
requirements

Business Development Efforts Expected to
Focus on Building Out Pipeline
• Leverage current infrastructure of Testim and
XIAFLEX field forces with marketed products
• Seeking Phase II and later assets in Urology,
Endocrinology, Rheumatology, and Orthopedics
• Niche products with specialty physician call
points also represent development opportunities

BTC Litigation Update
• On Feb. 15, 2011, AUXL filed a complaint against BioSpecifics Technologies
Corp. (BTC) alleging that BTC has breached the parties’ Amended and Restated
Development and License Agreement dated as of December 11, 2008 by its commencement of clinical trials for the use of injectable collagenase to treat canine lipomas without the prior knowledge and approval of the parties’ Joint
Development Committee (JDC).
• AUXL is seeking preliminary and permanent injunctions ordering BTC to, among other things:
• suspend its canine lipoma clinical trial known as Chien-803 and
• refrain from initiating any new clinical trials related to collagenase, both until such time as any such trial has been reviewed and approved by the parties’ JDC pursuant to the terms of the Agreement.
• AUXL also seeking a declaratory judgment as to the rights and responsibilities of the JDC under the Agreement
• Suit filed in the Court of Common Pleas, Chester County, Pennsylvania
• Court ordered that papers filed with the court were to be deemed under seal and not available to the public until further order

2010 Financial Results ($ Millions)
Incr. (Decr.)
2010 2009 $ %
Total Revenues $211.4 $164.0 $47.4 29%
Cost of Goods Sold * $49.7 $37.1 $12.6 34%
Gross Profit $161.7 $127.0 $34.7 27%
% of Revenues 76% 77%
R & D Expense * $48.0 $51.4 ($3.4) -7%
S G & A Expense * $164.7 $129.2 $35.5 27%
Net Loss ($51.2) ($53.5) $2.2 4%
Earnings per share ($1.08) ($1.22) $0.14 12%
*  Stock Based Comp Expense $17.81 $17.90 ($0.1) -1%
Cash & Cash
Equivalents $128.20

2011 Guidance
Global Testim Revenues $200 - 210 million
Xiaflex:
US Revenues 50 - 60 million
Ex US / Def Rev 5 - 7 million
Total Xiaflex $55 - 67 million
Total Revenues $255 -277 million
R & D Expense $60 - 70 million
S G & A Expense $170 - 180 million
Net Income (Loss) $(35) - (45) million
Stock Base Comp Expense $15 - 20 million

We Believe That Auxilium is Well-Positioned
for Long-Term Growth
• Maximize XIAFLEX net revenues for Dupuytren’s
contracture in the U.S.;
• Maximize global Testim revenues.
• Support Pfizer in the launch of Xiapex for Dupuytren’s
contracture in the EU;
• Complete Peyronie’s disease phase III double-blind
studies, with top-line results anticipated in 1H12; and,
• Advance XIAFLEX new indication(s).

Our Vision Is to Become a Rapidly Growing,
Profitable and Sustainable Biopharmaceutical
Company
Maximize Value of
Testim and XIAFLEX
Deliver on
Current Pipeline
Build Out
Pipeline in
Specialty
Therapeutic
Areas